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             SCHEDULE 13D (AMENDMENT NO. 10) JOINT FILING AGREEMENT

     The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

     The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D (Amendment No. 10) and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have either signed this Agreement or caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth below.

Date: February 11, 2002.


                                          MARLIN PARTNERS II, L.P.

                                          By: Marlin Management, L.L.C.,
                                              its General Partner

                                          By: /s/ Martin E. Franklin
                                             ---------------------------------
                                             Name: Martin E. Franklin
                                             Title: Managing Member

                                          /s/ Martin E. Franklin
                                          ------------------------------------
                                          Martin E. Franklin

                                          /s/ Ian G.H. Ashken
                                          ------------------------------------
                                          Ian G.H. Ashken


                                          Marlin Management, L.L.C.

                                          By: /s/ Martin E. Franklin
                                             ---------------------------------
                                             Name:  Martin E. Franklin
                                             Title: Managing Member